                                                                    EXHIBIT 23.6

         The undersigned hereby consents to being named as a nominee for director in the Registration Statement of Form S-4 filed with the Securities Exchange Commission in connection with the merger of GraphOn Corporation with and into Unity First Acquisition Corp.


                                              /s/ Walt Keller
                                              ----------------------------------
                                              Name:    Walt Keller

Dated:  April 15, 1999